Exhibit 99.8

FINANCIAL EXPRESS Jisl Flrtta1 lhere !lrll 110pi117iiladioos!lll!irisllhe r.idmolhlT11rg&tecrr.i!lfrJ111da“SEBl{LOOR) Ra:pwoos,2015. as wel alli elgibklto tendwtheirEql.itySharllsin tis Offer as parth9 provisions dth11 SEBI l5AST) R9-ulatioos. Public (1) The original1chllduill of aclMties Mil indicHlive (preparedon Iha basis oftim11Jines providid und11r lhe SEB! Further, the Manager to lhe en Offerhas carried out independent due diligence, induding verification ofthe Shareholders approach thei“real)edM!SllllingBrokerakxlgwiththecm,pletefflofOOcumentllfl who are OOlding Equity Shares in cal form and intend to particil)ate .l“veritlcation in the Ofer p-ocedi win. restobecanied Ile required Ill may (SAST) be Regulations}and completed poor to 1m their subject corresponding to recaipt dates of &etuloiy/ subject to compliance approvals with To 1/Je .clwify, SEBI the (SAST) dons Regulations set otA above . disclosure!!made by lhe Target Ccmpany, filings wilhthe stock excllange, and other publicly avaiable inf0011ation. Based on such dl.Je diligence, the Manager t o he t n Ollerconfirmslhattheinstances of no ompliance and olJ, ind!Jjingtil:! {i) r:riginal share certilicate(s), (ii) wlid share lran!l’erf\ffll(s i.e. Flffl1 SH-4, djy filed and signed by the llilnsferas .e., byal registered sharmolders in same order and as per the specimm signatures registered ‘Mth lhe (2) T/Jere is ll()compe/ingolferlo this offer. ‘111nslti11 impoITTld ha b1111n ad11quat1lly di doalld h11r11in, Followflll ar11 th11 mtancas for last eight years ct non-ccmpliarice/delayed COl!piance undsr SEBI LODR RYQ!Jlations Til’QelC any) Form ,;J; Accllplance aid duly !Uywitressed compteted atth& and signed apprqiiale in acwf!lane11 i:iace, (iii)sslf with th11.. ill3tructi0flll attastedcopydthesharllhddar c<.11lained therein, ‘s PAN by Card, sdflljoint {rv) (3) Actual da of recaipt of SEB! ObS!!Mlions on Im DI.OF. againstwrk:h rogulatoryactioo may De initiated by the stockexchanges againstthe Target COIJ1)an)L (4) /dantmooDate on/yforlhll{ll.lfTJOSIofdelannining lhanamGSoftlw Smw/Joldarsason such date to whom Iha Public Shelliholders whose name(e) llR)&ars on the ehare certificate(e) in the same of!ler in which t™’f hdd Eq1.1ity LetterofOfferwou/d/Jesenl. /lisc!atffledt/Jala/ll/Je Pub/icShare/Jo/ders (rogisterad orunte9s/ered)ofeqlitysharos Sr Regulallon No. Parll ulars offllllng ShalliS, and M 111yithemlevant OOcumentll sllll as pa,wrofatlOOlB’f, mpcmteauthofizatioo (indudng board IW(j.Jti!Jl/ ,,. specimen eignature), notarized copy of dwth certincate and succesaim certificate or prnbeted wil if the original pub/ic of the sl!iirehaldfl!swho Target ComPllJ1y (exi;eJXthe havebeooissuetJ Acquirer,equityshares PACs, existing H l Promotel(s) preferenliil/ irsue d theandanypersondeemedl Target ComPllJ1Y, Se oCompany, be ading 7. Regulatioo 76(5) of SEBI {DP) Financial “’”“ac Y11ar R11m11 ac .r1<.s sll:uholder has der:l:!ased, etc., as applicable.. For l\rtherinformatioo, ki1dly refer ti the Paragr..,:t,8.22 tilled as ‘8.22 Regula11ais, ID18- Reooncllla11on 1 = ..., —; fl COl1C8il with th8!11, uant lo andin comp/ianCli with the provmions oflllgu/8/ion 7(6) rithli SEB! (SAST) Rl:lglk/kln1, “202.,, =+.,c_,c,, ,c.o ,,- mp , —re ,. c , . “’” “’”’ sep1 ., i Ptoeea.Jreforterdetlng Equity Shares held in Physlcal Foon’ on page 50 oftheLetterofOfla”. 2011) are e/igible topal1icipateinthe offeranyttmebeforetheclosure ofthe TenderingPenoo. of Share Capital Audit Report 2024 by 40 days. c. Procadurefor tenderlng the Shares In ease of non,ncelpt ofthe Letter of Offer: Delayed in Compliance ftlr Quarter ended December H. Dowments for lnspeetlon: 202-4 by 1 d Public Shall:ilufdel’li who have acqtired Equity Shares but whose namlll!I do 00: appeer in thi reccrds d Depositories 2025-26 Dalayed inCQmpliancef\l“Q..Jarter81ldedJune2025by those on thewOOhavenol Identified Date, received or unregistered theLetterofOfler, owners or mayalso those whoparticipate ha\leacqulred in this Equlty Offer. Shares ln caseofnoo afterthe -raceipt ldentlnad ofthe Date, Letter or IX Toe esdthedocufllflnt3 or!erwill be avalable forinspedion 1isted und11rParegraph at the principal 10 place titllldas’Doc16111111/8 of b1.1Siness of the forlnsp(IC/ff Manager.lll’111pag11 to the Ofer, 60ofthe GlllW Hoose L11ltllr 89 da s. of Offer, such Public Shareholders of the Target Company msy download the same from the SEBI website Wealth Management Private Limited, located at II” Floor, A-606, Privilon, BIH. lscon Tempie, Ambli-Bopal Road, S.G. 2025-26 Company has not complled wlth regulation 76(5) {www.seD.gov.in) \I” o n a copy IX the same from the Registrar to the Offer on provkiing suitable documentary Highway Ahmedatiad-360054 111 any wi.rting day t>etween 10:00 a.m. (Indian Standard Trrtll) and 5:00 p.m. ndian regarding Reconciliation of Share Capital Audit Report evidence rJ hading IX th8 Eq1.1ity Shal“88 ,;J; tha Taryet Cllmpany. Alternatively, in case IX non--r;ic.of iiJX the Leiter IX Standard Tinie) during the Tendering Period cmmencing from n,..11’Way, June 11, 2026 to Wednllsday, J\Jne 24, 2026. fortheOuarterfflded March2026. Offer, sharehQders hddingthe Equity Shares may participate inlhe Offer by providingtheirappUcation in plain paper Further, in light of SEBI Circular SEBt/HOJCFIDCR210RIP/2020/139 dated Juty 27, 2020, read with SEBI Circular 6. RegU!tims, Regulation ‘R 2015 rJSEBI (LOOR) 2024 Financial -25 Y8ar stayed R8marks in Compliooce fur Quarter erided Decemblir ID in writing numtier, signed nurrt>er by all ,;J; 5hal“ll8 sllarehQde s), tendered stating and other name, flllsvant address, dr number .>ct. rnerrts ofSl sllares .ich Public held, Sharliholdern dient . ID 111Jrrber, haVIIto DP 81751 name, .Jfll that DP SEBI/CIRICFD/DCR1/CIIW/2020/ dated May 14, 2020, copies rJ the following documents wil be available fl.I” 2024-tr.10 davs. inspection lo the Public Shalliholdars llleclroricilllyduring 1h11 T81ldering Period. The Puic Sharahdders inlerllS!ed theironleris,nteradintheeleclronicplatfom111:lbl:lmadeavailablebyStockExchangesbefoll:i thedosureoftheOffer. to inspect any d tha !ale.Ming docl.mentscan send an email ffllll their registered ema! ds nduding sharehdding 2025-26 Comp811)‘hasnotcornpiiedwithregulation27regardillfl Forfl.ftherinformatioo, kindyrefertolheParagral)h 8.23titledas ‘Procedurefortenderinfl thesharesincaseofnon -details and authority letter in the event the Public Shareholder is a corporate Dildy) with a su eci line [“Documents Non-Applicabiity Csftificate ofCl!rp,:.-ateGovernance receiptrJLetterlXOffer’ onpage51 ofthe LetterlXOffer. fortheOuarterended March 2026. for lnspec:tion -SARDA Open Offer”],to the Manager to the Open Offer at takeover@growhousewealth.C\1“11; and upon E. Status of Statutory and Oth1rApprovals: receipt and proeessing ofthe received reques access ean be pl“O’lided lothe respecti Public Shareholders for Fwfhllr, lhllr1ia11ill0p11na/i!diotiliagllinsilflilpromatera’diractor.idlhsTill!lW CcmpenyiindllrSEB/j1.0DR)Ragu/Bllcns, Aeonthedatllofthi11Letterof0fler, therearenostetulory l.l“otharepprovalslllquiradforiTIJB11817tingtheOfferexcept electronic Inspection of documents. 2015. asmenti111edintheLetteri;J;Offer.ForfurtherinfOITTlliti!.Xl,kindtyrW!rlotheParagraph 7.4titledas’SralufolyBIKiothar nie Acquirer and PACs accept lul responsibility fl.I” the inl’OITTllitioncontained in this Pre-Offer Advertisement cum • SESJmay tlke lJlproprhne aclton against the Promoters of the Target Com/W)yln tenns of SES/ (LODR) Approva/s’ atpage4-‘i lX LetterrJOffer. Regu/3Uons 2015 and provisions of SEBI Act for any non-comp/lance of SESJ (LODR) Regulations 201£ Con1gendum to the Pubic Annooncemen Detailed Public Statement and Draft Letter of orrer {other than such Procedure for Acceptance and Settlement of Offer: inlonnati(.17 as has been obtained tom pJblic soun::es or prO’lided by \l” relating to and confrmed by the Target Under Para 6.1- ‘JUSTIFICATION OF OFFER PRICE’- following deta!s of stage i;J; Equny Shares i;J; the Terget The Open Offer will be implemented by the Acquirer through Stock Exchange mechanism made avaiable by BSE companyafll added atpara6.1.2dthe LOF: Comp11ny) ood undert11ke that they are aware of and wil comply with their obligations ll7der the SEBI (SAST) Li“nitedin the flffl1 of separate window fAcqulsltlon Window’) as pl“O\lided urider the SEBI (SAST) Regulations, Regulationsin respectofthisOpen Offer. TheAcquirerarn:I PACswill lleseveralyandjointlyresponsi eforensuring The annualized trading tumova-in the Equity Shares of the Target Company on BSE based on trading volume du ng SEBI Cfcutar bearing reference 111mber CIR/CFD,1>0LICYCELLJ1t.1015 dated 13 Apri 2015, as amended read ;jong the 12(twelve) calern:larlllll1ths priortothemonthofPublicAnnooncemert{Man:1101,202511:l February 28, 2026) is with SEBI Circular CFDIDCR2/CIIW/2016Jrn dated 9 December 2016, as amended, and SEBI Circular bearing compliance to the Public with Annooncernant, the SEBI (SAST) Detailed RegUatlons Pubic Slatemert . Toe persons and Draft signing Letter this d Pre Offer -OfferAdwrllsement on behatt i;J; th11 Acquillir cum Coo\gendum have blien as given below number SEBIIHOiCFD!lCR-III/CIRIP/2021/615dated August 13, 2021 issued by SEBI. As per SEBI CirCUar bearing number SEBVr-lO/CFDIDCR-III/CIR,f’/20211615 dated August 13, 2021, a nen shall be marked arialnst the shares IX dulyand legally aulhorized to sign tl“is Lelter d Offer. theshareOOlders participating inthetern:leroflers. Uponfinalisationoftheentiflernent, o yaccepted quantityofshares Tlis Pre-OfferAdvertisem11nt cum Corligendum to the Public Annooncernent, Detailed Puijic Statement arid Draft sllall be debited f r l .he l “ Tdemataccoont i ofthe sharehdders. Thelien markedagainst unacceptedsllares sllall be Letter of Offer wil also be accessible on the websites of SEBfs web,ite accessible at BSE’s I BSE I 2,72,592 l 17,25,900 I 15.79% I released. Toe delailed procedure fl.l“tendering and seltlement ofshares underthe revised mechanism is specified web8ite aoceseible et www OSeindia com Manage , web,ite acceaeible at www growhousewealth,com and under the Paragrl!pl 8 tifled as ‘PIIXf!dtire lor Accaptanr;eand Settlam1111I of Tha Offar’on pag8 46 dthe Leiter of Ofler. Registre s websit11 aCC11ssible at (Source: ) G. Revised Sc:hedule ofAd:Mtles: Further, with rvsp&citothe GSM!i“ameworkstatus,thevquityshar11S dthe Taryet Cllmpanylif’li presElllly placvd LXlder Issued by the Managar to the Offer on behalfofthe Acquirar and PAC’s SIB!leIVdU7e Graded SurveillarJCII Measurli {GSM)frameworkarn:l the same was irrpemenled with llflectfromMay Major Activities Or1glna1Schedule {1 Revtsed Schedule {1 13, 202ti. PubUc Announe11ment Wednesday, March 111, 202ti Wednesday, March 111, 2025 IHOUSE GRDW 4.6 Under Para 6.1-‘JUSTIFICATIOO OF OFFER PRICE’-fQlowing wools has been updated at i:iara 6.1.5 (a2)ofthe LOF: Publicatioo i;J; Detailed PuijicSlatement Frida , March 27, 202ti Friday, March ‘Zl, 2026 Fil’no of Draft Lettw rJ Ollar with SEBI Tuesda ,April 07, 202ti Tuesda ,April07, 2026 (a2) Issue price of Convertitfo Warrant ii;sued on preferooti1d basis of the Target Company lo Acquirer Grow House Wealth Management Private Limited under Para 11- ‘DOCUMENTS FOR INSPECTION’- fQlowing points has been added,‘ul)dated in the LOF: Looi Date fl.I” a public a1Y10uncement for competing offer{5) Wednssday, April 22, 2026 Wlldll85day, Apri22, 2026 Lastdalllfr.r ofCl.mment:l6’ SEBl( .. 1 7rall roforrf:I” Jrl D Wednssday, Apri129, 2026 Friday May 29,2026(2 (CIN: U67100GJ2022PTC133630) 1 . Chier.rationletl11r bearing referlinCII numtler SEBIIH0/49/12/11{7)202li-CFD-RAC-DCR1/ U12\l621202li dated May 29, ldenlified ate(4 Monday, May04, 2026 Wednesday, , May27, 2026 A 06, Pri’liloo, 8/H. lscon Temple, Am i-Bopal Road, S.G. Highway, Ahmedal:lad-380054, Gujarat, India 2026 received ffllll SEBI in terms of RegUatioo 16(4) dU711 SEBI (SAST) RIIIJJ(ations. Tfll: +91 7935:l 3:l132/+91-79-35:l33682 D. Instructions for Public Shueholders: Last Date date byv .bywl“ich tichL.aetterofOf!ErwilbedispalchedlotJeShal“ltidde” Committee of lndependent Directors 1’11onday, May 11, 2D26 Thursday, June 04, 2026 W bslte= E-mail: takeO’ler@growhousewealth WWWPwtthmI:imal)h GQ[D .com In Can of Equity Shares are held in lhe Damateriaized Form: constituted by the BOC>s of the Target Coolpany shall give its Wednesday, May 13,2026 Monday, June 06, 2026 SEBI Contad R,gP, n: . No: INM0000132ti2 Mr. Ajit Santoki The Pubic Sharelloklers who are holding Equity Shares in electrooirMematerialized loon arid who desire Ill tender recommendati!.Xls thelrEqultyShares the delais ofEquity Shares thls orrerwoUdshall that such pubUcapproach sharehdder lhelrintends respecd to tern:ler selllnginbroker this Offer lndtca11ng . Publictolhelrselllngbroker Shareholders shOJ!d Last Day of Re’lision of orrer Price/ Share Friday, May 15, 2026 Wednesday, June 10, 202ti Validity: PelTllanent tendartheirEquityShares oefore market OOursdoseonthe lastdayofthetenderingperiod. Fl.l“Furtherinfumlation, Issue I X adwrtisementannouncing the schedule of activities FORAND ON BEHALF OF THEACQUIRERAND THE PACe: kindy refer to paragral)h 8.21 titled as ‘Procedureforteridering Equity Shares held in Dematerialised Form’ on !)age for Open Offer, status lXslaMoryand otherapplll’lalsin Friday, May 15, 2026 Wednesday, June 10, 2026 newspaoers Sd/- Sd/-49oflhe letterof0ffer. Divyesh Savaliya Divyesh Savaliya Dateof cornmencemmt litern:leringaeriod Mondav, Ma 18, 2026 nusdav, June 11, 2D26 Direct\l” PAC 1 b. ln theeaseof EqultyShareshekl In physleal form: Dateof ctosing diliridering period Friday, May29, 2026 Wadnesday, Juna24, 202ti Af;iJEll“theproyisionsofRegijation40(1)1XtheSEBl\lOOR)RegutatiCflsarn:ISEBl’spressrelease dated3 Decootier Onix Renewable Li“nited 2018, beartng referooce no.PR49/2018, requestsfortransferofsecurities shalnotbeprocessed l111essthesecurities Date rioommunlcaUng the rejectlon / a o c ence p t and paj,TllEll“II Frlday, J\Jne 12, 2026 Tuesday, June30, 2026 Sdl• areheldindematerializedfom,withadepositorywith effect ffllll 1 April2019.However,inaCC\l“da,cewiththecircuar dconsideration Post orrerAd rtisernent fl.l” theitCquiredshilre Frida , . Jne I 19, 2026 Fridav, Jul’I03. 202e Piyu5h Savaliya Nikhil Savaliya issued hcjdingsecurities by SEBl bearing in r;tiyllical reference fl.ffl1afllallowed number SEBVr to-tllndershall:i3 lO/CFDICMD1/CIR,f’/2020/144 in an open offer. Such datadtendering 31 ,kJly 2020, stiall be shareholders as p11rthe PAC2 PAC3 PostorrerRepl.l“t Friday, J\Jne 19, 2026 M!.Xlday , July06. 202tl Place: Mmedabad pri.wisi!.Xlaof the SEBI jSAST) RegUati!.Xla Accordingly, . Public Shareholdel’li hQding Eq1.1ityShares in physic form Dffl:Jwte09,2026 Pagt D2 d 02 . GE VERNOVA GE Vernova T&D India Limited 8 CORONA REMEDIES LIMITED Kolhari (Formerly known as GE T&D ltld,a Limited) “’!“I’ (Formerly koown as CORONA Remed,es PrillBl/3 Umite.d) (CIN: L31 l02DL1957PLC1939931 Regd. Off.: A-18, First Aoor, Okhki Industrial Area, Phase 11, New Delhi—110020 Registefed CIN: L24231GJ2004PLC04’656 Olfioe:CORONA HOUSE, “C”, M.J!ldealBusloess P31’k, Near Guru-1wara, GILLANDERS Reglsllrad Office: C ARBUTHNOT -<I. GIiiande< Hoose, Net AND ..aji Subhas COMPANY Road. Kolcat LIMITED .11 -700001 T No.: 91 120 S021SOO. £-malt: $Kretarial.compli,1nc.(‘@g.-:,vrr“1t“N;i.,:om Website : hups://www. ernova.co,n/,egions/asia(,n/g nova-td -ifld ia S G. H way, Th , Ahmed11bad • 380059, Gu)iirat, India· Cont.!lct +91 79-40233000; CIN : L51909WB1935f’l.C008194, Web-silu: www rwbi.rDn:rlaxn Website; w,,,wcc ronaremedtesNn: Email Id: jnyastcr@coronaremedles com Ptlone:033-2230-2331, Fn.:03J.22J0-4165 Special Window for Transfer and Dematerialisation of Physical Securities E-ffl.lll:seattanai@gll!and91’liarbu1hnO Lcom P\Jr uant to tho SEBI etrcular no. H0/38/13/11/2)2026-MIRSO-POO/l/3750/2026 d tl?d 30’” J nuary, 2026 NOTICE OF THE 22” ANNUAL GENERAL MEETING (‘SEBI Circular’\, a special window has beenoperM!d for a period or one Vear from 5’” February, Z0-26 to NOTICE OF THE 92ND ANNUAL GENERAL MEETING. 4’°’ February, 2027 for ll“ansfer and dematedalisation of physical shares of 1M Company which were NOTlCE is heteby 1t1a1 1he2’1’“Anoual General Meeting (AGM) o1 1he Mt:m ofCORONA Remooies Linited E-VOTING, RECORD DATE AND BOOK CLOSURE sold/purchased prior10Apri101, 2019 and was not lodg11d for transfet. ThisSpecialwindcwisalso a>Jailable for (Company) will be held on Thursday, July 09, 2026 al 11.00 a m (1ST} tllrough’Meo Confereocll)Q (VC) I OtherAudJO Visual Notlce Is hereb)’ given that the 92nd Annual General Meeting(“AGM’’) such transfer requl’st.!. which werl’ submitt l’ar1ier ,1nd were rejl’Cted/retuml’d/nct attended to due to Means (OAVM) tc transact 111e business as set forth In 1he Notic.e of the 22”‘AG’d, In complla,ice With the applicable deficiency lri the documents/process/or otherwise. of the Members of the Company wm be held on Friday, 3rd July, 2026 provisions ol lhe CompaniesAd. 2013 read w11h theRules rramad thereunder (lheAd) & General Cira.ilai- No_ 0lf2()25 dated at 10.00 a.m. (1ST) through Vldoo coororencing I Othor Audio Visual 11:lndly note that only those request[s} which shaU be accompanied by origmaI share cert1ficate{s} alon& with S..ptember 2“2, 2025 read ‘t,ith cIrwlars is ued earier on 1he subj&ctbr Mmlsuy of Corporate Affairs (MCA) and Circular No. transfe-r deed(s) executed !refDfeAprll 1. 2019, and other supportingdo umentsas requlred inS€91 Circ1.1lar will {‘;VC/OAVM”) F“4(;it1tyr:rif, wllhoul ph Qf member$, be cons.ide-r tJndt!rthis SP«ialwindow. FtJrther, the seturiti so 1ransfe,-,edshall Demand:itorilycr@diled 10 SEBIII-IQJCFDJCFD-PoD-2/PICIR/202.4/133 d ted Q®ber03, 2024 read with tt,e cirCOOrs J$SUed e.atlieron thesot)JWt,y in compl!ance with the applicable pr<Wtsions of Companies Aci, 2013 lh!!tr.msforee only ,n demat mode and shall be tJnd lode-in for a riod of one year from the date of SecunlM!s aoo E change Board of India !SEBI) (herelnaflercolledlvely referred to asCntulars} (as amended rrcm llme lo (uthe Act”) and Rules made thereunder and tt,e Securities and Excharige E reglitrationQftran5rer ligfble sharehold!:fswhow1sh to a a;! this opporturuty may furni necessary docurne11ts, duly completed in tilrough lane). The VC . deemedvenue IOA\/M physical Dflhe2t’AGM presence oflhe Mambn be the RegisteredOffJOe 31 thevenue isno! of!heCompany requi“ed. .Mllie ‘l’t“AGM Is being oorwerled Board Regutabons, of In dia 2015 (l (lhe istin UListing g Obllgal1ons .Regulations / and Disc . read losu with re Req MCA Ulf C!rcular ements-J1 all ros t . to the Company5 llegistrar and Share Tr.-11sf-er .O.ge<1t . M/s MUFQ lntirnt” lnd•a Privat-1! Limited, 1 Bectror1iccopyoflheN011ooooriweoog—2z-AGM, containing among others.proGedure & lnslructione.l’Ollngarld !tie Issued from tIm& to lime In this regard Unit GE Verrt();‘i“I T&O lndlil Limited. Ra$01 Ce>urt, 5,• Floer. 20 Si, R N M1.1k.t,erjee Roild. Kolk ala, We-$1 Bengal, . 70000L Anm1al Company/RBgislrar Reportror tile lo F !ssoo .V. 2025 and:2fi Sh .wll are Tra be ..sent nsferAgen!lOepos In due court.e.. o,y to rhos,; Particip,aol members \’/hose EmaH Ids-are registered Wllh the Instructions Pursuant to !Of the anending MCA Circulars, !he AGM Nollce and remote of the AGM e-VotJng Including has al rea<fy necessary been or any Query. please email to the Registrars and Shue Transfer Agents of the Cornpan)’ at 1rwestor.helpdt>Sk@i11.rnpms,mufg.com. Further, shareholck<rs who current!)’ hold shares lri ph skal form are lhe Notice or tr AGM and Arv,l)III Repott will also be availab1e on Con-1)1111)“s website (wwwcornnarememucom!. sent Annual \No1 Repon .1gh e-- 2025 fllOilsas -26 registered ls also availati by ltle 011 members t e Co. m The pa nNo!ice y’s wot>sfto and lhe In requested todemat their shareholdi11gforea5e iindc:ori-,enien(e. website of S!ock Extha119es and www.nse,mtia.c-om) and on the website of the Cen!ral Depository {Former!)’ FotGE known ‘lerl’IOY aJGE .a T&D T&D lnc!la India Umlttd 1.rmi, ) Services (India) liml!f!d(CDSU f)r,vweygtiQgirw;!ia com} the on lhe ‘lnvestonr websites .’ section of Stock: al— EKchanges .gUlanderurb viz. uwww thnot.n11lm::1ia .com, add.com itiona ll&y The Comp;1ny nas ed Friday, June 19. 20 as lill!—Recoid Date” lot cletermir11rig er111t1emen1 of membM” 10 receil’I? -.bselndla.com and on the wobsite of Central Depository Setvlces Place, Nnida dMdefldforlhe F.Y. 2025-26. if apP!‘O\ledat lhe Zl“AGM. SEBI has mandated. inter !ilia, 1116 payrnenl l’.lfdivldend ority (lnooa) Lt.,, , cosL”) at www.e-voUngindla.co«i. Date: 09.(16..2026 Cnmpany Secretary ttirough eecirooicmodewrlh effeciiromApnl01, 2024.Accordingi)’, Membfflar11 ruquested1oupdatelha KYC delailssuch tn,un,c1lor1 for remote, a-voting and e-v01ln9 during the AGM as PAN, Coniaddet.iils (Postal address and Mobil& Numbeletc), Nomination cletah, Bank ACCQ!n detab and Specimen OXFORD INDUSTRIES LIMITED sigoa!llfe with11\e-’“respecti-..[}eixtsi\o,y Panicipan\ {OP) at earliest to avoid clelay kl rerei?I of dM(!erld as the same win be P1 (M:tnagemenl .1tsuan1 to Ion and Administration) 1D8 ofthE1Act Rules, read with 2014, Rule as 20 amended oflhQ Companies from time ( ‘0XF0RD”/‘TARGET C0MPANY“l“TC”) disbursedexdusi e!y&iroag helectrlcme.:irtsiooompiaooewiththeaforesaldregul11tory1equiret0ents. to lime. Ille Socretarial Srandard Oil General Meetings (SS-2) issued ti)’ Registered Offito 1)i.i—.._ re”’ ICorpcira!e n, M: .i:e Lden\Jlteaton <;1k 1tw ~:i No .i<; L17112MH1980PLC013572f <; lmaq An1n , f,1 lb ‘!”>a 1, ii”” • • -1 n 1 -t, • ·, DPtoreatlvethecommunlcatioMrromecmpanyineledrorvcmodefrorntmetohme MemtJ9’swha lla1-11noi regBtered their Email Id,a11treques\t!IJ lol’tigister /update the same al earliest with their respectj e the lnstl1ute of Compan)’ See<etaries of lnd!a and R99ulat1on 44 ol lhe U:-..bflQ Regulations. the Compariy Is providing its Members the fac1bty Phone No .g q,.’ - -•- Ema l ,d ,luJ ,,, ‘-~,n., “ Wefl,te ,,., , ,11 alll , ,., The wilfprovidefacilitytoMembe loen1rcise lheirrights 1Q o1;1te byoleclfQOic means The iriswcl.ionslorjoiniog ol l“6fflOIEIe-¥Oting Dfl(ore lheAGM and for this me-Company has appointed RM-O!llffli,ndatiCWH of 11,i, Committee—or lnde?9fl I OirKtors !IOCI GIi the 0plfl Offe< to tti• 5-h!Ul!hlllde<Jof Orlord dudriM tM 22” A,GM !hrough VC I OA,VM and 1he process of &,Vlltirig (l udiog lt1e f’l\anoer .i which the members whO ha¥(! not CDSL ror facHitatlng ihe a-voting process. The facility or e-voting shall Umiled roIL” or the “T• el CG“lf”“f”) 1,1nd..-rcvu181ion 2Wl of the SEBI jSutr,lan III •c11111$“lon er SOl(n ijnd T,kfov=J re,;ilstered rEmailldcancastlhelrvotelhrougl\e-‘iotlrl!l ),willformpartoflheNollceol2t“AGM also be made available dunng the AGM for the member.1 who have not Rtglilil 2011 Md Sllbstqutnl aMltldl!MlnlS rhti&tOrsEBI (SASTI R ulations”) cast ttieir voto by remote e-voting facility. Da 09JJtl2026 Forand or, alf ofCORONARernediesllrruled N11rr11d ll’ol T¥gel Oxkt¢ kldost.riM 1.imlted Sdf. 1 .. 9:00 Remote a,m .e and -votmg end on shall Thursday start on2ndJuly, Tu&Sday, 2026 30th at Juno, 5:00 p .m 2026 . (1ST) al. Oaiilsoffle OOet-pertSi lOTIWj!8! 0 0 elO r p to 15,4S,271 StwesdJu. 10:l-u=ll ng26.W’t.of Date: June ID,2026 Chelna Dharapyil , CorrNiy illew!e:,Jlt’f91d’,Ql°fllsh;l!9ClPlllldtleT1 1 g e t . totie byhlAtq.rir« The remole e-Voling shall not be allowed beyond the said date t pnc:e ol Rs SOIY· li$• Eq.,ty 1haf pa;,JCII ‘” t:il$h Inteems ofR&gvlalioll 3{1) am Place:Alimedabad Compan Secrelaly and Compliance Officer and bme. Re.:,,ilbklri4 d llw SEB1 ($AST)R”“biltw,.2011 2. Membors whosename appeatSin tne regist« of members/beneficial OW!\Ql“Sas on the “‘cut-off date” I.e. Friday, 26th June, 2026, .shall N:wr.i ot ldNh l tw c : « rttl.lt!ott lf t.!1t o Ch,!rper Na t Cotpi: $ Aa\:trtftliVlld 0ll: AttYIIOtS I.Wlfld be entilled to avail the f lity or remote e-volmg or e--voting Ell the AGM. er,faot rlOC1 Merllbef-lr.v,i.,e Tnl)IIITT)’ .... . Nilln l \ r v n 1 0 l . < I .. ... . . WIPRO LIMITED 3. The electronic manner mode, of remote ph)‘Sic”” ..aal- voting mode and for members for the members holding who shares have in OC Me1rter’s “’° m pwith 1Jill Terget IX bell s 1hu deper,denlOi r:l lti T C N r Reglsllnld Offic¦ and ComspondtnceAddn!ss: DoddaicaMellj. Sar;ap1.1rR , c«rJP,Jll’ {l)lll3⁄4.1or, E1,llty owotld, l“IQ’“M:tr,w(IIOCto,,1, Qlly$hares In ltll!T g Corupirfl . w{prci:i}\i not regfstered their e-mail Id’s Is provided in the Notice conl’enmg any 01!w ‘tt11a1iulship) Jan’)’ Comparw Nor., ofthsnh81’1enl lf111”.t.,Y Cllll\r.lC1 0l“ha’«:l o1tierrelalionsl’IJ?Wdh . f l t¥iQ81 T W luru tbslle; wwwwipro -560035 .oom,Corponle . lndla Tel.No. ;kf911tttk:1tion •91 80 2844001l;E Number\CIN): -nuil: secrelaM@w,pro l3210ZKA1!145PLC020600 .com lheAGM. .. Ttalrllll ‘ . l h(l!My E lhara&IONIseaulrletNo lradl hasbWI OOl\6 1 : , ‘ NOC! rs ln ri& e q u i ! y ssl olah l! ra d N .:. ::- ::: ::· ... : Tel Contact . No.: +91 Ptrlioo: SO 2844 Mr 0011; M s. -E.-mail: au!laKhan,Com;:a,ySeaelafy: sanaulla kMn@ ro.com 4.. MernbErr Any person, .if!er who tho Company ocquire:i shores serids tho of the Notice Company of tM AGM and becomes by o-mall ol i”- ,...;_Im, i,, IDC !-.llmbw:I Targtt c ——. . DC Merrftr’s rlllabct’IS’\lp ‘. r t O a\ t l ‘ l Non t d l ! M I I D Cmt4n; M a l ‘ . l w lrfllaionshk! J ‘ Wlth lhlAcqJrw. . . . . and hOIC’s &hares as on the cut-offdate, may obW;in the U$-1!-r 10 and . . ‘ .,., ;:111· : . .. password by sending a request lo the Company·s e-mail id al ICQIJi (tlirffl\l”, Equil:, sl:il<H owned. .. olt W ( O ‘ l/lffljf(JOO!lli a r ; ·- ‘arrv Wipro Lfmrted rcompany”} has sent the Lettel” ol Offet” im Tende! Form Csled Jll“le 9, 2026 lor BU)‘boclc. lo BH the Eligible registered sacretar1al@glllandersarbulhnotcom with COSL for remote e·l’Oting . HO’M:’<er 01en you . If )‘OU can are us alroody -e your trattng nh-Eipty lhses/otei;l:ll;Uffbll:tNot e Shat ( holr)i1gEquity Sh;Jres it$ oo !he Record Date (Frlll . ..h.N 5. 21J26) lhtoughewctronic mear!ll who ha1-e registered oRacaivrenda ooon l taha,:qURll” IDC !hiMrm:tn ()pin off&r as ID Thi IOC 1:«levn that UWI Open Olfer is la,r ltM 111asa1ab Hcwe\‘11’ me tneke-ma’fi<tSWl:htrlfl /Oe .F\lrthl!f .dltl’f:Companyreceive& requestlromart)‘ElWJ1t,le$hare/‘l0klert },‘llflohave password, existing user you ID and can password reset your for password casling your by vote using . If “Forgot you forgot User your notn1g15ter&d lhw em<lil IDs with the Oe?OSiton&sllhe Company.todispatchaCOl})‘ollh+ lenerofQffe,{rentler Fem lnph’(Si lcrm, wllolhnthtoflef, isae1Sri:rt ralr. aro:l :,llard’,olders ,llcxMI lrvJepcfo:lerlll y evsl e 11\u Ofter iJKI !aloe lrtarmed doc!.lion .-. tM theumeshall bfl prow!edb’!‘sp,ied po t/ courier. Oetvils/Pn:Jword?” or “Physical User Reset P.asswo,d? 01)-!ion roosonatile malklf. available on www.evotlnglndla.com. The de1a1led procedure for 5’.lrm.ary a l l ncntb l i R < : o ndabori m l l ‘ . l C s a a : enca p ld a! M r O ; , e n oa!ebyh l l l l fAmc tlµl l f alhO l lr pl i c e a t The:.r.flecluleofBuybaci<:idM\ie51 00 . DayandD1t1 obt.alnlng user !O and passW()td !s prQvlded In the No conv&(lltlg fh — . $.!I’ll- per liJ ,_, ..q.rdy l\hare II, la,, and nl;)50rn!MeIDs.id Cll’I tM l<a’bwirg l—8uybad,;Opeing ‘<11,lty 081e I ThYrm,, J U l ‘ l1e. 20211 lheAGM. 1 1“heOl9-PffC6 .appear!i lll b l l r e a sbl!oconsi(jerjng a M,;ia!lve t o o : ‘ 1 3 l J O Closll’lgOa1e & I We«iesday, A l “ l l7,202f! ! t CS Ashok Oaga, Pra<::hsJng Company Secrel!!lry, (FCS • 2699. CP NO. otdilCo . • 2948), has been appointed as Ille Scrutiniser lo scrubniso the remole 2. fhe o(W of R1. MQl.. per hilr fllld -‘41’equ.11$haflJollffld b)’ U. A0Q1.1111lf lt Last date and !line!or rltC4!1pl of reqt¦tld cb:r.lmenl ti:, !tie Ragstr• lo 1.ha Wedrlesday,MM 17. S:OOPJ.I {1ST) a.,,- I e-vot/ng and e.voting prO(:eSs before/during lhe AGM ln 8 fair and m , ; , e p r i;;,“b,ee i y”’ b—in’1J sPA’1;1Selrlr$ transparent manner, 3 Th !CIIJal10prlceP9doyAa:I e offef e-DI Ri. 5,0.Qt Jlrerb“10:p . per hAy.?Jrsitiondequ:y aresdll!rq5211/t!eksJff’ffy lidl • eq-‘11)’ !,hare offerld t,,,tM A,;:quirsil FOfde1!111edaci!Vit)‘schedule.please-ref&rlopage4oflhelellerofOller Rec.ord Dale, Be>ok Closure and Payment ol Final Dividend lhl da!eof PA tat ofEliiibMSh ResetvedcaleQOfYbSrnalShaleholda111 .aleliol RalloofBuybilck 11EquitySN,ebevery56EQUl!yShatesheldonlheR9ConiD8 (le.BuybetkEntillementj” -18 Shareholders may note thal the Board of Dimct018 at 11s meeting held 4 Thft ...t il\arM <ii lhll Target Compar1, aM lnfm(! f trad!III!llwe1 wilhln tho!I I 5. The r p eo/lM 1 1pdce 1 ‘a 1of1 Rsl 5,00/• l)tow:lecli g dpe,l Ml R•l i1:t1 ¥ ?1J:i·L C2fj) l l (o!ScBl ! l i i ) {SAST) offetid “ atior by th1 Ao:l,l -6,2011ls °“’” to,allOll,ei-ag;t,leShiifilhOldl)l’S 10Equl1yS art lcir&v q,JtTYShart:Sheldc,1flllR Oe!tl 011 on the Monday 7.75% , 11th Cumulative May, 2026 Rodoomablo .. have recommended Pr&fernnoo payment Shares of (CRPS) dividend of °FIN’rurtherim’ orrnanononRatlo0fBuybaciasp1111heBu)‘badtEn Uemen111ea::t,C3 1ag,o,y, plaasa1efefparll2C.Sonpage48olthe m M ! t \aor M l. : i t t , , oll)l’Yllli!ollh t q U l T..-geil wTKti lS R5 310/- upooi Ldter of Offer. El9,ble Sbarehoklei-s can also check the.-enliDef!lenion lhewebsile cflhe Re 51rarlat!ICBuybacf; by lollowirig the the Coml)8l“ly 1ot1he flnatlcial)‘E-i!lrti2018-19 and 2019-20.. The Register Thme Ml! Pao a Savttnty <lftl1la c.e, !led by CA Jay Shah 1n ! VIILM. of Members and the Share Transfer Book:s will remain dosed from Re¢; VeIi.le”·Se(uiiie$Of F,n As t5 No 1851if!V/071i.’OW14720 sWpSgiwnbelow: ti.wig lhw ctr e $1blSltr:I111 702, S,,ah Tiffi Ceiw M¥ad E.,Q, 1N!1b.i• -400 007; 1)Clido.onh :llktl .1f11 !‘Whack .!!i!N:-a Saturday, 27th June, 2026 to Friday, 3rd July, 2026. - Etnail iasl\aha&ml§s@Gfr51 •.rom- Mobllo! •S1 96994 . ..-cjelllt.a certrlcaie 2)Stll/Clhenam8ofl!M! -Wlprolinlted -8 2021i’ The di’ildend, if approved. by lho sharehotders will bo paldlcrodltad l . w d12:_ 202tl. (LIO °’- 25175050ICJMPLV8054) Wl t ,,Uh llflLalim 8 ele<:tron1¢811y w11111n e peood of 30 days lrom tho dale of dool&ra1ion of (16) cf IN SEEII t5AST) RegiJIMlctls. J)Selectholdingiype-Ph}‘51calDl“NS0LccCDSL” •)&sedonllleOPlioo ilbOve.e11ter:M1t”‘OPIOCllO- ·F”*Nurnt,ef” the dividend lo the preference shareholders whose names eppear on Keep;,g in v;ew . t b r m l aOc tC:,isd l o p n i ot l \ N O ‘ l 8 “ pefil. :! I I J l1113soral:‘e ! f l the Company’:s Regis!ar of Members as oo the Record Dale I.a. Fr1day, ind is .-. witll1he1Yleva!lregu!atlomD1ncribed ln tlw TI M O ‘ >ode “ !lrid” C 5)Atablev.lbedispisy,?,:15ettlngoutlhe.F<ilia,NameandAclionCJid,;on’Vlew’labundetlheA.::ttancolllmn p m 1 ; oe 1 f a lo t . e 26th June, 2026. 8) The(ml1Ue<r1ent \I/ill bo.l,provl In the ?1<.)-lill ‘FORMOfACC£PTAHCE·CUM ACKNO1⁄2UOGEMENi lncase)‘l)‘J ha\•o notrece!l-ec! theleliel’ of Dfferand Tender Form, Iha llM!lels a\soa ailab!eon !he Wlbsi or!heCompMy, the \he Incas& Frequently you ha1’8 Aslo any .00 qu s Ouesbons or Issues (“Fl\(h r“egard ) and Jng e-Voling e-vobng rnanuol , you may avaUable refer Regisirar l o he l &Jyback, t h e !OCli S E and lile Mariager to lhe S at h\W - at www.evotlngfndl.:,:.com, under help section or write an email to lo 1 M . t Jtdl’lll M & 1 ; Q , ! W ll!j x . m a k l r l g J > ‘ O f.)NlnlMMl o ! ( I W J> ou r ! C M l an l c1 n e d l 1l<1stalMe’rl1S. t 1 itl l h!IPJ·/rtwm.a kfinled) ccm and speeb’Ye!y m a l e r i a tl, lrrfulf locrrO!Cl n ard natlT“IS’, bror1 S1011dBil1’ inlttmati o:n O!herMse . ll00 111 tt.1L’llcmlalk: hetpdesk.evotlng@c.dsllndla.com or .;all 1800225533. reqtar!dll De

‘THIS IS A.PUSUC ,’,NNOUNCEMENT FOR INFORMATION PURPOSES ONl.Y ANO DOES NOT CONSTITUTE AN IN\JITATION OR OfFER TO ACQUIRE. f’itJRCHASE OR SUBSCRIBE TO SECURITIES NOR IS IT J,, PROSPECTUS ANNOONCEMENT. NOT FOR RELEASE, PUBLICATION OR OISTRIBIJTIOl’,I,DlRECnY OR INDIRECTLY. OUTSIDE INDIA. 1NITW..PUBLIC OFFERING OF EQUITY SHAAES OF ZEPTO LIMITED ON THE MAIN BOARD OF TIIE BSE LIMITEO (‘BSE7ANDTHE N,._TIONAL STOCK E!(CW.NGEOF tNDIA LIMITED (“MSE”, AND TOGETHER WITH SSE. THE ‘STOCK EXCHANGES’) IN COMPLIANCEWITH CKA.PTER II end JI-AOF THE SECURITIES AND E)(CHANG1:: BOARD OF INDL\(ISSUE OF CAPITAi.ANO DISCLOSURE REQUIREMENTS; REGLII..ATIONS, 2018, AS AMENDED (‘SEBI ICOR REGULATIOHS1 PUBLIC ANNOUNCEMENT RESH ISSUE”}ANO AH OFFER FOR SALE OF UPTO IIU6S,5UEOUITY SHAAES OF FACE VALUE OF l EACH AGGREGATING UP TO l [•J MILLION (THE “OFFER FOR SALE“j BY THE SELLING SHAREHOLDeRS{ANO SUCH SHARES, THE aoFFEREOSHARES I, FOR DETAILS OF THE 58.LJNG SHARE:HOL.OERS, SEE “THEOfFER” BEGINNING ON PAGE &( OF THE UDRHP•I OUR COMPMN’, IN CONSULTATION WITii THE BRLMS, MAY CONSIDER A PRE-IPO PU.CEMENT Of SPECIFIED SECURmES AGGREGATING UP TO 16,02tl.OO MILLION, AS MAV BE PERMITTED UNDER APPtJCA8LE LAW, PRIOR TO FIUNG OF THr:: RED HERRING PROSPECTUS WlTH THE ROC. THE PRr::.IPO PLACEMr::NT, IF UNDERTAKE:N, Will. BE AT A PRICE TO BE OECIOED BY OUR COMPANV, IN CONSULTATION WITH THE BRLlo\S. IF Tl\EPRE,IPO PU.CEMENT IS COl4PLET£0, THE AMOUNT RAISED PURSUANT TO THE PRE.WO PU.CEMENT WILL 8E REDUCED FROM lllE FRESH ISSUE. SUaJECT TO COMPLIANCE WITH RULE 19{2)1Bj Of THE SECURITIES CONTRACTS (REGULATION) RULES, 1957, ASAMENOEO, TttE PRE•IPO PLACEMENT, IF UNDERTAKEN. SHALL NOT EKCEED 20% OF THE SIZE OF THE FRESH ISSUE. PRIOR TO THE COMPLETION Of THE OFFER, OUR COMP.-.NY SHAU. APPROPRIATELY INTIMATE ntE SUBSCRIBERS TO THE PRE-IPO w f > t -10 F’LACEMOO. PRIOR TO ALLOTMENT PURSUANT TO THE PRE--1?0 PLACEMENT, THAT TllERE IS NO GUARANTEE TH/IT OUR COMPANY MAY PROCEED WITH TIIE OFFER Oft THE OFFER M.t.Y BE [ (1’r<lR) 1 , • .,. SUCCESSFUL AND WILL RESULT INTO LISTING OF TliE EQUITY SHARES ON THE STOCK EXCHANGES. FURTHER, llELEVA.NT DISCLOSURES IN RELATION TO SUCH INTIM,1.TION TO THE - ,:,\- ‘It] SUBSCRJSERS TO THE PRE•IPO PLACEMENT (1F UNDERTAAEN) SltALLSE APPROflRIATElY MADE IN THE RELEVAHTSECTIOHS OF THE RED HERRING F’ROSPECTUSAND THE F’ROSPECTUS. THE il“Til.,.-« ....-,,....f ‘J”“Oi s i “ ! i 1 ‘ OFFER tNCLUOES A RESERVATION OF UP TO[•) EQUITY SltAAES OF FACE VALUE OF t 5 EACH, AGGREGATING UP TO l: {•] MIWON !CONSTITUTINGUP TO{•!%OF TffE POST-OFFER PAID-OP mimr]!<i — ,i;,sl;.,.”””- ‘1/ Jtr;q EQUITY SHARE CAPITAL OF OUR COMPANY), FOR SUBSCRIPTION SY ELIGIBLE EMPLOYEES { EMPLOYEE RESERVATION PORTION”), Tl!E OFFER LESS THE EMPLOYEE RESERVATION PORTION ., __ IS HEREINAFTER REFERRED TO AS THE “NET OFFER”. OUR COMPANY MAY, IN CONSULTATION WITH THE BRLMs, OFFER A OISCOU Of UP TO l: [•) OF THE OFFER PRICE TO ELIGIBLE 1ITTT awilfu@ . . . . t t — -EMPLOY£ES SIDDING IN TllE EMF’LOY’EE RESERVATION PORTlONiEMPLOYEE OISCOUh’T”), THE OFFER ANO TllE NET OFFER SHALL CONSTITUTE[•1% AHO I• OF THE POST-OFFER PAIO-UP - , 20nl!lr11mnl!lr”“1 -<lm (4) tl’; EQUITY SHARE CAF’ITALOf OUR COMPANY, RESPECTIVELY. {J:flr-!) , 2 , • .-. ]0.-. -i:r<-i! THE FACE 11.ALUE OF EQUITYSttJ1,R€S 1st5 EACH. TH€ OfFEFf PR E IS (•]TIMES lltE FACE VALUE OF THE EQUITY SHARES. THE PRICE BAND, EMPLOYEE DISCOUNT ANO THE Mll’IMUM 8l0 LOT (5) if;“lff(1{) it;”‘ll’ll’\‘I/ S L BE DECIDED av OUR COMPANY. IN CONSULTATION WITH THE BRLMS AND WILL 6E ADVERTISED IN A.LL EOnlONS OF FINANCIAL EXPRESS,AN ENGLISH NATIOtW. DAILY NEWSPAF’E!t ,i\ fuofM,;faif,,; , ALL EDITIONS OF JANS.ATTA, A HINDI NATIONAL DAILY NEWSPAPER ANO THE MUMBAI EDITION OF NAVSHAKTI.A MARATHI DAILY NEWSPAPER (MARATiil BEING THE REGIONAL LANGUAGE OF P llffl J;rn\l lfflfflll’ MAHAAASHTRA WHERE OUR REGISTERED OfFICE IS LOCATED), EACH WTTtt W!OE, CIRCULATION, AT I.EAST TWO WORKING DAYS PRIOR TO THE BIOi OFFER OPENING DATE ANO SH.’J.L BE if ,n..l!l, , ,,,- l l f f f ‘,f ! l ‘ K=, MADE AVAILABLE TOTHE STOCK EXCHANGES FOR THE PURPOSE OF UPLOADING ON THEIR RESPECTl\l’E WEBSITES IN ACCORDAHCE Wllll THE SEBI ICOR REGULATIONS. ,mm’l”\!leoi!f .l.ll’R’i’lt In case of any 1’$ ision the Pnc.e nd tile Oller Period Y,111 be ex!&nded by al leut threa addibonal Wofkil’IIJ Oeys afler wch m1$IOl“I In tha P Band, subj,K;t 10 the Bid/ 0 8f Pellod net e ceedir!Q 10 “11’[””‘a l l ‘ if l @ f 1 · - ar’!”””‘1 T’llltt.. VO!d WCl!itln.QOa 11 In cau1offorce, ITWl)&Urll banking s1rike ors1mllaruri res.een orwmst.irica” 0’JI Comp!lllyio t:1Jn51.!!Uti0nwittt Ifie BRLMs, maylorfea.50!1Slo be recort!ed 1:1’Wffllr1g, elle1ldthe Sidi Oft’8f Pef\Qd — in: - imm’f’f b i :—• “ “ “ “ ‘ l t n i < for1 1M1in’-‘lflofD111tWorkingD1y,J1Jtij,edtomeBtd/ONerPenodrl(;leW ! e : (0W f ior1dog n Myrevi5icninlh1tPriteElar.d anc’.lhe11M.’!edBicl/OfftfP!lrio(j,ifappiicabie,shallbe;wioelydi111eminatedby il“l’ll’!m -m\-ootficabOII lo 1h11 Stack Exchanges, Ir, issuing a putllic nolice, and also by rn.:icaiing!he ch:mge on 1h11 respecti\Jewebsite:s of the- BRU.1s and at lhl lltrnlinal.s or the Sl’M(!icat<!Members and il mallOl’I to 11,q11:>‘1’1’, ’!!lrlr 201 .. . SCSBs, Designated lntMmtdiaries and the si,onso,Banks as applicable. qfu!’ ’ ffl@”! o:l ‘ l t ‘ J f u i f“t t“i’“i r “ ‘ ! ! ‘ l “ . . . . . t i r a o;,N\ao;fflir’ll’\m,.-‘jlt_,r.. ,1m, Thrsnan 0 f l 8nte«nso1Rule f l 19(2)(b)ofthe SCRRteadwilh labonJI cl the S BI ICORRegUlations. Th.s Ollfliisbeq1gmBde inroughlhe Book Building Pm.:es.s., c:omp&ar,ce will\ tlonS.:2)o! ’ 11 “ff 2026, . ,,,,, . , . 1 / i l n ,ro’l —i J TI” th6 SEBI lCDR Reg,.daticmwherein 31 least 75% of the Ne1 Offer shall bea’lailatile !of allocation on B proporboNltebas.is lo CJJ311fied lnsli1U!iom1l Bidders (‘CIBt” Hnd 111Chp0(tionthe ‘QIB Portion·) provk!ed ,.,,.. , 11’1’1“11”:lfrt, iil.11 ourCom11311y,in COIISOllalion...,lh1h11 BRLMs, aUocatlt llj)to 60% ofti1 018 Portion to Anchor lnv@ torscnadir.cr&liOOMY basis in 3ccaroar,cawithlhe SEBI ICDR Rftgl.Uiloos (‘Anchor lnYHlor “””’’ ”’””’”‘irl”...... 1’1,rii;jq !‘onion”), at which upl040%sl’lall bel’M&fVed uunder: )UJI 10 l3.33“4fol domMIIC Mu1ual Foocls.ano li)uPcto6.67’!\ 5halbe reservedf(‘)l l1fe lnsut.ane.11C<wnpan!esal’ICIPoos,oo Funds, sub,ed to valid W l ‘ f’3l1IW , 3.00 1f’it “1 ‘!fu!”‘1ll, t om’t ,,.,.-,,MCA·21 Bids being rec:e,ved from dom bc Mut1.111I Fur.(ls, Ule lnsuran,:;a Comp11nMIS and Pen$i0n Funds al or above the priOe at .micti Equity Shllrn mill be all()Cllted lo the Aoc:hoJln>‘e!i,\on rAochor Investor “1t.i{ .......m,,l(‘Y.io. )‘l”: .... -r,j Allocation Pnc1j, in .accordance: ‘Mth Ille SE.81 ICOR Regulatoos Ari undM”•Subscriplion in Ille reserved cahlQ(ltjl specifiad in daus6 (ii) aOO\‘e. ma be ,111oc:.)tedto domestic Mutual Foods In the ewm or , •‘ll””””””’”* “’” ..,i “ , ”’ ...,..... UMl’lr•t.ubscriptionor!IM-.\UDClllion In lheAncnatln-tor POf!IOI\the balance E.quit) Sl\.11M&!‘iall beadd,8,dIll Iha 01B Ponlon (etcludlng theAnrNW tnv9SlllrPorbon>(·Mel(IIB Portlon1 FurlhtY, 5”.t.ofthe wnm=, ””” .-...natM1’t «.(1<J fr 1“i’iJTi l l“ltl m NetOJEl Pot!lon sr,(111 beavallabie fo,, 1llocati0n on a p1opor1lonai,; ti.ls!$ ro Mi.1tual Funds only atlditi,e.remaandtlr o,t1heNr!t QIB F’cirt1t1nshan be av,111;1ble for alloGAdOl’I on a propol’IIQna b<l$1oalQIB (Oln9’ k • 1!1“ft. --1!11,;,,‘f”‘ffl”<l, ‘(1!1!“1’TT . ..-,t th,,;n N)f)hortnve l ln<;ludtng Mut\1811 H,ll\0, StJ¥(1 to v&l1d B>OS being ,e,.ttr,’,)d et Of !lbo’ie the Offer f>rioe..If 81 le3$1 76% ol the- Nel Of.er t b$ Allofted1o 018$, thiir, !!‘of! er-llJe Ell(! Amount wtR be ..,,,w«,,... «,,iflmi,, , ffi—‘f’” .... ffl f f l @ o:l “ ! si,it-11’«, 1 ....., . -, vt.d relw,de,dfonhw1thfiowe,m iltt,eag9reg.11tedem1111dlromMutualFurocbislmlhal’l5%of1he Ne\018 Portion, theoalance EQlliti,ShPresavaalat’ole lor lionlnlr11Mlltu81 Foo.1Porbonwillbe 3doed to the ‘l’t —11o:.mi!11’1’””“1TI’T-remainmg 01B Ponioo lot propor!iooalilaloca on to OIBs F . 001 morn \han 15% of1hol Milt Offllrshal tie avaRablekilallocation 10 Non-lnstwOOr.al Bidcl&rs(‘Nies·) of’-lhicll (a) ooa third poruon s!lallbe r i . s r “1” 1 ‘ 1 i ! l 1’t>tt rt f¢f.Nffi5w,ith tlOO$!Z!lofmotelh(Wl’t0.20rr.!iloneridupt,:,l1.00!lliloon:aM (b)M6-lhlfdsoltner,ortionsf’lll Mr lor NfB,s.Wilh appllcabon&!N!!IM01alh.tnf 1 0 0 mllLon. - ... .’”’°’-1!ffi,cffl=, f l R ; i -tti-llihe\fflu on111eilherolsuchsllb-w!egooe, mayt:ie a l l o lf:68idders t r i01t!t!olh J k e1”:sub<a 1’.:gciryolNIB,maro;;i“darJCe ‘11 1lSEBltCOR Reg1Mtiort,,IIUbjeciio lid Bids l:Jtiflgreeeived&tar awia“T 1 m l “i“i” , . i f “ ‘ “ ‘ l l l l ‘ . . , , , . “ i l T o ! abcive 1he Offer Prire and l’\Ol II\Of1Ithan 10% of me Net Offer mal 00 a•,ailalll@ for allocation to R&lail kldi—klual &dd!Hs {“RIB”) 111 ao:;ordanr’.:0with the SESI ICOR Reg la!loos, sut,fectto alid Slds being i ‘ l r o , , , , . , . i ! , 1 l For deleils ofihe &hire u,pdal arideapillll W\K;l\lfll, lhe names oflhe signatorle& le the Memorandum or A Clilbont“MOA’) arlll lhl n11mbarot Wies of wr Comp.any P.lb5Clibed by them, ple.ase e ‘llll“OB ll-“1•”‘1”’<Rll” t:’? ’!fflll1f( ) sei::licntjtled “C1pit1/S1t1Jctr1.r.•onpag19lorlhte UDRHP Theilbility oflhe member$olourCompariyfs lilmed. Fer details Clthemallloojoc\sofour Companyast1111!airred in the MOA. please sea -’!l’M .. ,‘fl’J’lol: .r,,”.’1-llO, ,... ,‘ftW° . -110017 A:K.lsCapHIIUmllfd Morgan Slltlley l!MliaCompany Pl’n“att Umlted Goldman Saehl flndi.) S&eurlU,es Motllll Olw,I ln sstmtnlAdvbon Umlted ‘f<l’-”‘1 .rttAa !Ui ,lll!R¢l°, ‘A;,.fi .l; .06.m, !mf.(.r\,.f’f1’.i 1slfloor. iSHov511, Mrros, Lew,! 39&40, F’rivateLimiwd MCll4#0&walT . .. .., t.’ T’lm!I: -.,.1lll’l“ll’ ft:l’lll’T l!R: .1F“1 ”“m:f -PorJ\lL1111ngBudhlca-Marg ?a111Ma1’19Suo;H;arMiltg,W0r1i, 9111 11111 \Oth.Floor,Alcent•W<n. himtullahS3)‘1111Roild .,.,, Worl Mlmbai,oo . MUITbil400018.lhhara’.lllll, lodia S\Xl:arnKaluAhtre Marg, Worll. Opp::tsill?.aratSTDo!poLPrabhadeYI il;,mFPRm.,,ft’iTW iJ ‘fill -.,. ....-’[lf{iW fllffiamtf.l; -MaNmhlra n:1ia Tel:+91 226118 1000 Murrbi1400025, 5hlra, Munia 400 025, Mal\ar.lshlnl,lncha ._jf,n\l’ . %-”’”’ ‘l”\”‘l“l!H ll”’,,! Ul.20.16<,’-’<Jffl“l”’,‘f’J” .-,“1’1 Tel: •91 2243252183 E-mail: zeplOlpC@morgirl!l .rom .ltllley T11: +91 2266169000 Tel: +912271934l80 “””’ E•rnag: Hf!ID.ip:l@axi&cap.ln Wtbsila: WHW,morgany cam E-mal gs-tep!O@gs.c:om E•mlll: zepk)Jpc@mOlilakls\\‘31.can m,l;“lt .,.’W<” ‘l -it“lr:m;lT I -Web,ife:www.llXisca?itaf.mln lnvut0rgriev1ncelD: Weblite:wwwgckfmaosachm Wetnit1:www.mo1it;ilo1SWl!lgroop ,t:0111 ,it”!lll’!‘ll •“ll’lf“lf-1sa:Um1“1”””‘t1 llffD..-,lfltt”‘IITTllm lll ln utor gntvanca IO:co ts@axJSCllll.ininvm.tor&_ir,dia@morg¥1Slarrhltcom lnVfl.torg1kivanea ro: ln1tHtorg,l1M1nulO: -;Jfff, — . ,, , _.,,. Cof\t.K;t Pmon:Sagar Jatalf Cont.lctPllffllf): Su A9atwal I li1mt uppc:tt@g1-c:om ml)la r&drH&1i@mol’alMW3Lcom SEBI Regbtrallon Number: 1NM000012029 ,‘ayusllOoe.hi Con1actPflson: AmJt’K!’,andeb,al Coot.aCl Pff$0n:Sanki”.a a/ RJ11l Sharma ....... ..,,.,..,.n,,—-) ..,.,.. iafl_,-·,wid·I SEBI Rtglsltatlon Nu111bf1: 1NM0000112ro Sr::!11RetlW.atlon Nu111W INIA0000110S4 SF.Bl RAglstratlt1<1 Numbtr: INM000011005 IBIII/IPE,t154/IPA-3/20l3•l4/5H5, ....,,_.,6, <mi!ilffi . ..t-- 110,m ,...,-...,,ooa,,m,,1t.m,TI -,..- . ffi-.-<111“1Wi“ln,..,.,r,!l’ ..¥(>llll!l,;j’I00011 -ei.. au:alslJ ...<\oD@Pt,ldl<o:m........ ffl:1fl-JJM Financial @ 11FLCAPITAL .... . HSBC SecurffiH Ind Cap Marflea f1ndi1) JM FillanclalUmlted IIFLCapltaJServicesLlmM<I KFloTethoologinLlmited Prlvat1LlmltOG 71hFloor,Cnergy, (t,,me;lylmoims.sl/Ft. SeaHiriesllmilcd) Se!enuri,Towai B, PlcllNo.31 and 32, WIPRO LIMITED 2/60, Mahatma Gandhi Road, Fo AppasahebMalalheMa.rg, 24th floor, One lo&la P1aca G.adilbo...t FinlndalDl!ill’icl, Na l:rarr9,da. _.•.·\·.;/::: •—Reghtlllld Office and C01Tnfpond1oc.Mdrest: Ooddakanneli.Si!rjapurROBd, 00001,Maharashb’a.lndia l, Murri>aiA00025 Senacl&patUarg, lowE’!Parel }. . erabad .500032 w1pr 1; : 6engaMu• 660 035, India. T1I. Ho.: 91 80 2844 0011. E•m11J: corp,secrolaria\@w(pro Will T,I: +91 2268641289 IJahomhlra, lndia Murrwl400013.Maharlr5-htra.lrm Telangone,lrrdia Webslt,: WW’Nwlpro.com: Corpora-It kltntlficailonNumbel ICIN}: l321021<.1,li45Plcroo&OO E•maA:zeploipc@h!.coC<; ,ln T11:+91 22 MJ0 30JO T1!: +91 22 64n8 Ttl: •9t C067152222/ISOOJ09.1001 ·.—·::·:.•.• Contact Person: Mi M Samru a Khan. Co,npariy Secroi.ar,, Websl11: WW#_business.hsbc.coji E-mail: zep10.ipo@jmfl.com E-mail: zeptt,.ipo@iibp.com E•IIWl: eirrwiJ1S@kfintech.C0111 .... . TtL No.: •91 80 2844 0011, E,mal sanaulla.khao@wlpro.com lnvHtor9rievancelO: Wtbslt1:11WW.,nll.com W1bslt1:11.’.IIW.iflca!atoom W1bslt1: www.tlinlaCh.com irw9;51orgrievara@hshc.oo.in Investor grto,rw:1 IO: grtevance.hl@imll.ccm lnw.stor11riev1rw;elD:!g capcan lrwtttor ljfiev1oul0:re;rto lin:edi .com ‘ ‘ ‘ , • ,,., :nl’JI: ; ,, ,, , • Contact P&rson: Har h Th.11:kar I 1-1:nh Tayal Con1at1Per1011: Ptach8e 0huri Contact Ptrson: N” hita Mody/ Cont.ad Person: M Mural[ Kli<:hM r SE81 Regl’l’tral.M’JnN11 •: INMOQ00103S3 $EBI R119i$lratlon Number. INMOOl)01Q361 P(Wf;lnKlll’Ml’Jain $E81 R119i bation N INR0000(li)22\ W’;WO l..lmtltd comp;my”) hu sanl lh Lan« of Offer and Tender Form led June 9, 202t! for Buyback lo au Ille SE!!IReyr)IJ111ioo Number.lN\1000J10!/40 Shll s)holding &plyShllresa,Ql’ltheReQJl’dD’111/Fr1:ley.Jul185,2026) 1 h r o u l,;me&(ISW1 g h -Jha’o’8rvgi1lered lllffe—maildu,fth :heCompim:,-JOeposilorie& , Further, Wlhfl Cmlpanreteire.s a reque51Imm !1111 EligibleSh!Jfl!hcilder(1) whoh,N• AIC3f!RiililedtlfmSUS11dmt,‘Nlll/ldn:1/ a/lydelil“1t:JshaNbaw!fllsameme1111fngBSnaitllldlrlthlm1111heUDRHP./. 110tregweredthe!remaitlDs’Mlithlhee po!ltorie!J1heComp!111 y todi5paichaOD!lYoflhel.etteofOl!er/Tender Formil1plry51Callorm. ForWTOUMJTEO prowle spee,l On benal’fof the Boan! of Direclols &II· Tt,e!ld’8dl,leofavybaelrlCti lhes.amasllaltie by $l$pos &Slcilows tlcourief ._ F’IKe: Ser,gabu Kfflllltaka . SMoadSllaltf “””” D.ly1nd0all Oat:Jun,,,9,2026 C,ompanySecreiaryaodC ,ceOt.’iClf 8u}‘ll3,cl( )Nci(Opt1nlngDa!1 I Thlnda$ day . JL11C 11. 2026 ZEPTO UMITEO, Is PfDposing. 51.!Dtft(lo.applicable uatut«yanc! Ngula1ruyrequl111l’nlnls, rflD!f(ltofl’lqui:s,11! appravals, mar lcondillons and other OXISIOlll’alKlm.tomalce an 1rlillal polllicllffflflngol lls EqUIW & Date I Wedne • . l t N 7,—12026 snares and ha! Oled 1he UORHP-talong with Oral!.e.brldged PIOSl)l!(Mwl!h SE61 aria Ille SIOCk Exchanges on June 8, 20 . The UDRHP•I end OraflAbrido;ad ProspectusIs available on the website of SEBI et 1.Jistdate and lime fa’ receipl of required dOC1m1ents by Iha R,egistrar lo Iha I Wednesda.¥,Jlme17, 202S by5:00P.M.{IST) WNW.sebi gov ii, esweU aJon theweb iesoflhe Stocl; Eid1.an9e3 te BSEa,l(INSE at www.bseiodiacomand11.WN.nselnclia com, pectrvely onthewebslleoflhe Com?11111’i11WWW.tepto,c:gmand tii the “-web5’1e.!. Ill llie BRLM:s, i.e Axi!Ca tal limlatd, MClr)jllnSia 11’1cf111 Comp.alt)’ PriY.a!e l.mted, GClldm.an Sach.!. (lrd\!,) Pm.ale U!litai, Moolal Oswat’ lrrvestme!llMl’tScn Limited, HSBC Secutiesand F(w“t;l&t:l eda<;ttvlt)’$Wettvie, r$!ertoP<111e4ofthelel((>fol Cepit!llMa!UlSf1ndia)Prtva:1LJmllJM .ed, FruncialLilDi&dandflFlC&plblSarw:e Laniled (flJffDffl)‘kncms/lFL SeaJrilie!Umlleef}a 1www.adscapit.llco 11, www.lll0fgans1frie rom,v.-gofdmar,sacts . .oom !IDf1 Eligl) n &lytlack www.m:llllaloswai,J’al)9 www.buslness com,.hsbc.oo .ln. Yiww.Jmllcan, and wwwM!c;apaal.oom.iespec(Mlty N’ly. po1 .9ntialBiddel’sshouk! note it’.a1 ll’IBStmeni In sh.areslrwo/l’lt a h,gh degree cf rid: anlff(II’ C• of lfShanholdln RatloofS .,. delllils1&latinglo sucbr1$1r , “Rl$tFmors• Mpage 23oltheUORHP—I.P entlal 8ick!erssho!Adn01,elyOl’l!MIJORHP .f ledwl1hSEfll.andlheS!oclhd\ang sfor making an) \nves!menldE!qslonand Re5et\’&dt.atMtJrvfor$m ” dim I 11E tyS•Jorel’8f)‘61:i Shli!’(l$be:fonl!W! rdDa1e N\Mdu,lyontheRHP whenlled,f011111ir.inganlnveslmllntde<;i11011, “”””” r.B!lltgOl)!o er Sha;et’dder!; J__ 10EquftyS!_:arfor-ry1 qui\ySr- 2!1dQl’llhe J Th9 Equll’, Shares offered io die Of!• have tieon and wll nat tie regis:ered uflOBI’the, United States Sl!allffiesAclof 1933, as amendlld (lhlt“U.S. S1ellfit!HActl ar 1111)’ 0!N!i appllcable lawofih,J Uniled Stales “fwlurtoorlnlarrMUononRaUoo!Bu)tao:ta:ipl’l’lhl&ybi)cEnl1 omemr11acl1Category,pltaw ref11rpara20.SonpaQ(.148or aM, unle&s10 regiSleled,N Y ntb8 c o l l f d 8SO!d ¢ fwllhlllha . UntladStaMtextep1pnuantlOllll1Xempll()nfrom,orhatr;araaclionnotN)J9Cllll, tha ,ag,:snilc,n oflhaU.S.SacurillesAc1arid Leite! of Offer. !Jf1i:an dleci: !heir enW&lllllll onh.., Ml1e C(lhJRegisltar lo1he Bu)wckby ng tbt ble SIBie> sec:unliDs taws.>,c.c:c,dli,gl ,lh1 EquilySham are llllngoffered arnl sold(aJ-wllhn1111 Unilad Stateson1y10 parscm;reasonabl)’ CH!l11..ed IO be •qual1rieamtitub0nllibuyers’ (as defined In Rule 1 4A 1he U.S. Sl!CUlllesAc:i.V, rT&d lo iri tt.BUORHP--1 a, ‘U.S. CIBt’; IQ!’ tbeaYOldart;et1I doulx, Iha terni1JS. OIBs“QOtK not re!erto a allfl!l0fYr,f 1Ntrtulionlll lnV15tordeln!dIN« lOOllr, ;Aep$\lff$\ ’ HonsandreferredlofliheUDRHP•las·otas7 iotr e:femp\from,ornotsubjecllQ,tlleregislra:iollr eq.seren5oltheU S SecuritiasAl:t,nd(b)ow .a .ideol:he Uni’.f:ld Sta:estioffstaetranMciia, 1)C!ickonm!Pj .!. asd&li\edlnendillcomp!jance lhRagulatlOIISundertheU.S.Sllcuribl!SActandlheawlicablttla ws. ollhejunsdictjon’lffll!fllthosaoflfflandsa!es.ai1made, 2)Selectther.,ameotthtCOf!1Pa-‘w.i,ollml!ldy- back202B & ‘ ltlt; Ill bo distncilyoodcrstood that the parmlsslon t,JW)nby Stock E:,;chaf’IIIM should rotm alt)‘way delim&dor coostru&d lhat lhl Offer Document has bean clearod or approved by SIDCk Ewianges nor does 1t J)Se!etth:tir,l)‘pe· locNSOLorCOSL’ eartiflhacorrar:tnE or ne.s:oranyoflhficor.lantsoltheOllerDocunwl1. 1nvesionaraadvt!olCltor&Mt10theOfferOoo.menllorlhafulleX!al“meOlsclaimerOauMofNSEandBSELiml!ad. 4)BBsedonlhe ) opl):l)’(ld selectedilOO’Yeenle<l“J!l“1 lPIOCLIO’Of’FoiDNumber’’ S A!abCewlllaedlspla ge).llllleFolio,N mo!>andAtl,on Cl’d;on”” lallundtWIMA<:l!Ol’i«ilUIM -S)TheentiUerientwlbepru“l’ldedinlhepre-flecl’FORMDfACCEPTfflCE.CUMACKNO’M.EDGEMENT’ fllcase ou N\‘enotlec&MIIMLenerolOll’l!andT&flOelFor111. tnasam..ls avaiab/e onlhewobsite ol1heCompan .&l!I Mps:JiWl Rtgi trar $ to thl mak !)l &)‘bllek,Ille rom $ d) Slod( Excllang9s and the aIOtl d1111! &;,bacl: al resped llnps’.IIIW,,W.’Nipm . . flSIOfWIV·hack/ Capi\allsedl!lrmsuse:linihfsM\‘e!lisementarrcinotdefinedi’ei91shallhmrlhesarMme.aninQesasaibedfllheletlerofO!fef For WIPRO LIMITED $,JI. F’I-: S.n’111l Krnin

2 ®ÜWÜÃÜ ÊÝñæìWÜÙÜá 10.06.2026 Ÿá«ÜÊÝÃÜ 0 vishwavani.news PÜ®Ü°wWÜ E¨ÜÂËáWÜÙÜ ÓÜíTæÂ ÖæaÝcWÜÈ ÖæãÓÜ ÃæçÆá ÓÜíaÝÃÜ ±ÜÄàPæÒWæ AWÜñÜÂ pÝÅéP…®Ü PæãÃÜñæ ¸æíWÜÙÜãÃÜá: t,li-3~ ~119.:lJ.ic;i~t~~dO,.,~M ¯àÈ ÊÜÞWÜì¨Ü Êæápæã›à m:id~.:JJ Cl~rli’t! e.;:k!J ~~~adJ~dJ AÊÜÃÜá ~cm ÊÜááí©®Ü ~oli.! . ..:r. i4;::i:ic ©®ÜWÜÙÜÈÉ i~~oiicm~, Êæç¨ÜÂQà¿á _~Q .!JdJ ÖÝWÜã .::I ÓÜÊÜÞgÊÜááU ÓæàÊÝ ûæàñÜÅWÜÙÜÈÉ¿áã Öæhæj CvÜ¸æàPÜá E¨Ý^o®æ ÊÜáñæ ËÙÜíŸ? 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E¨ÜÂÊÜáÎàÆñæ ÓÜÊÜÞg¨Ü B¦ìPÜ A1⁄4ÊÜê©œWæ ~eic-~ ~;i;l’re alv..-mq,,w. Ô¨ÜœÊÝXÆÉ. C¨ÜÄí¨Ü ¯àÈ ÊÜÞWÜì¨Ü Êæã¨ÜÆ ÖÜíñÜ · ÔÆR… ¸æãàv…ì&Pæ.BÃ….±ÜâÃÜí, 19.5 Q.Ëáà ®æÃÜÊÝWÜáÊÜâ¨ÜÃÜ gñæWæ ¿ááÊÜg®ÜÄWæ E¨æãÂàWÝÊÜPÝÍÜ dd?::10,,,t..d~m ~~;m.,:;i cro9,w.;:.;ll’ld E¨Üª¨Ü Êæã¨ÜÆ ÖÜíñÜ¨Ü PÝÊÜáWÝÄ PæàÊÜÆ ;i;;.o_J:lro1 M t»S D ÊÜÐÝìíñÜ¨æãÙÜWæ ÃÝg¨Ü ËË«Ü »ÝWÜWÜÙÜÈÉ 20 ÓÝ«ÜÂñæ ÖæaÝcX¨æ. Íæà.86ÃÜÐÜár ±Üä|ì ;i]i’~9d. ~Gr! crodd.:);)11<.I ~t.:i,., ~~ ÔÆR… ¸æãàv…ì&Pæ.BÃ….±ÜâÃÜí ®ÜvÜáË®Ü 19.5 (1,d’=’!t~rl) ~M~edrio:!r.ilicim wodJ ffi~ddJ. C®Üã° ;;:bt;lrlli~;d ÊÜáãÃÜá .J” ~ ÓÜã±ÜÃ .!.i~ … ÊÜÞPæìp rbo ffi …WÜÙÜ®Üá° .r.lood .ÇæãàPÝ±ÜìOæ Jd ;dd~d~e Q.Ëáà E¨Üª¨Ü Êæã¨ÜÆ ÖÜíñÜ¨Ü PÝÊÜáWÝÄ PæàÊÜÆ · væùÊÜÃ…ÇæÓ… ÊæápæãÅà ÃæçÆá BWÜÊÜá®Ü, ÊÜÞWÜì ;do1o:!J;d~.tl!!l oe~rfolt.:.:lJ.i.!~a.. ~~oli ÊÜÞvÜÈ¨æªàÊæ Gí¨ÜÃÜá. PÝÊÜáWÝÄ ±Üä|ìWæãÙÜÛ¨Ü ×®æ°Çæ ±ÜÄàPÝÒ¥ì Ü ~...,;,< !f.1 .:..tJu’ ~::i..>dtJ” (C!N:L659220L2005PLC136029) (e!f’o;j ~ ~;±i rb~M ..d W~ltli~-i. ~~~~ ÓÜíaÝÃÜ ËÙÜíŸ 6 ÊÜááXÓÜÆá C®Üã° ÖÜÆÊÜâ £íWÜÙÜáWÜÙÜá ¸æàPÝWÜáÊÜ ‘ll:O!)~w.xi<,., ~.!.<>n< ~;;,;,;it_, d:IJ~) ~ ~d Mi-l~M “’°6i1001> ~s~~~~~m~;;i;:J;l~ ~= ~ Mu)~1,~ ¯àÈ ÊÜÞWÜì¨Ü 2G ÖÜíñÜ¨Ü ~..i.J’”..ir-o’,,.1>otl’”~~oo,;,~ 200’2~~dd aj~ri .<-’.·.:t-:•. WIPRO LIMITED PÝ¿ÞìaÜÃÜOæ BÃÜí1⁄4ÓÜáÊÜ WÜáÄ ÓÝ˜ÓÜáÊÜâ¨Üá A®ÜáÊÜÞ®ÜÊÝX¨æ. C©àWÜ 2027ÃÜ Êæã¨ÜÇÝ«Üì¨ÜÈÉ PæÆÓÜ Íæà.18ÃÜÐÜár ±Üä|ì ;;iJ;,~o.iJ~ol’13(12) ~3d.’ilul~OOl:l’{..i.J’”~~)~.200’2 9 ~F~rn@rlM.&3c:dJJ;;:l@O~l!:;;::!i~ci. doot\11t..OO. i:ktsllo.iJ ;:i,.i,J;j ;;;i..J.)Ql ajti.1.1,d ~;ru 03.03.2026 dodJ ~ wi p:r~:>}! ‘ Be~~ui ‘.e~:i.~~;\ ~~r=-~;1:c; i::1~\~~~~:;;~~-C(MTI Pæ.BÃ….±ÜâÃÜ&¸æíWÜÙÜãÃÜá Pæí±æàWèvÜ • •. •• ;;·.••••: Website: www.wipro.C(MTI; Corporate ldenUflcatlon Number (CIN): L32102KA1S45PLC020800 dor!WildJ <Lr.lcl .:mFe:i ~.;br.ie:,rl ilJ,.l~ i=>r,;,d tlr.ltl!;;i;:.ql;;iroo<lim:;<tlr.lNol,Oql,o!“tfll.>f“f30~i:;ftlr.lN!i11,1ql,o!” AíñÝÃÝÑóà¿á ËÊÜÞ®Ü ¯ÇÝª| ÊÜÃæX®Ü 2G “!f.lrf30 ~- is.>~ ;:,;;,r ~O • • • • • • • Contact Person: Mr. M Sanaula Khan. Company Secretary; m i.:!r.irlF~ ‘”‘e:i: dr.m:iF, ..ir.id1113-:..,. ÖÜíñÜ¨Ü 38.45 QÇæãà ËáàoÃ… E¨Üª¨Ü ¯àÈ d~ !:I . ~~~~ • • • • • Tel. No.: +91 80 2844 001 1; E-mail: sanaulla.khao@wipro.C(MTI dn. M,24,235.48 (ml:t’l_p;>~’°‘id~_p;>~:U..:ldd.;:,da.l ;;i.Qd~..id.> ÊÜáÖÜ¨æàÊÜ±ÜâÃÜ, Pæ.BÃ….±ÜâÃÜ ÓæàÄ¨Üíñæ ±ÜÅÊÜááS Iq ÊÜÞWÜì¨Ü PæÆÓÜ ŸÃÜ©í¨Ü ÓÝX¨Üáª, PÜÙæ¨Ü ~ PÝÄvÝÃ… ±ÜÅ¨æàÍÜWÜÙÜ®Üá° ÓÜí±ÜQìÓÜÈ¨æ. C¨ÜÄí¨Ü H²ÅÇ… ÊÜÃæWæ Íæà.18ÃÜÐÜár ÊÜÞñÜÅÊæà PÝÊÜáWÝÄ ~!’,k.,~e>UJ tljlrklJ ~):we; =’ oio. HHLSKN005126J4 e! ,J< ÆûÝíñÜÃÜ Iq E¨æãÂàXWÜÙÜá ÖÝWÜã ÓÝÊÜìg¯PÜÄWæ ™‘1DM’r’IOO?.JO~.~flru..i ;&.i,Ui3’~”3⁄4Rl.l.?,60 t;;;jrlw~Jodw.1r’I Wip<olimited (“Company”) hassenltheleltefofOffefandTenderFormdatedJune 9.2026forBuyback toall theE~ible ÊÜááX©¨æ. C¨ÜÃÜ ÇæãàPÝ±ÜìOæWæ ÊÜÐÜìWÜÙæà Shareholder(s) holding Equity Shares as on the Record Date (Friday, June 5, 2026) lhroogh electronic means who have registered ¸æàPÝWÜŸÖÜá¨Üá Gí¨Üá ÊÜáãÆWÜÚí¨Ü 02.03.2026d .ic,J\i~~~~~14, the<re-—mail idswiththeCompany/Oepositories.Further,~theCompanyreceioesarequestfromanyEligibleSharehokler(s),whohaoe ÖÜíñÜ¨ÜÈÉ Joár 13 ÊæápæãÅà ¯ÇÝª|WÜÙÜ®Üá° £Ú¨ÜáŸí©¨æ. i=>r,;,d (di) ~~~~O~d(“;l. lk/r’I i$!o ~ct:.,‘ct., not registeredtheirerna! IDswfththeOepositories/theCompany,todispatchacopyolthe l etterofOfferiTenderForminphysicalform, fJ“w.l-”~dd “ 1!oM~~.tlc’.&i;;;.1 ~ ~ 1,l(‘};l~;hta,:Jd~r’l ~O lhesameshall beprovidedbyspeedpost/coorier. ~F;du.irtJ~dJQ ~~~~UJ~ Jii:in:J’JitJ ~;:l~‘i! ~eWli OW3⁄4omf’I *r.iFrtr.:oi:.ici. ~o.iJ:u.,DflfJllx;;,_,QrP ~~~~,;;,oct;,e,~~(di)~ ThescheduleofBuybackactivitiesisasfolows: B¨ÝWÜãÂ Aí£ÊÜá ÖÜíñÜ¨Ü ÖÜÆÊÝÃÜá PÝÊÜáWÝÄWÜÙÜá ÖÜÙÜ© ÊæápæãÅà ÊÜÞWÜì¨ÜÆãÉ Activity Day and Date ,=jf”“t$JeM ;;t;.~ “ ~li~l’d. ~ctuOOil ~ol’ 13 d ~ ri (4) ~ “ 05.06.2026dod.J i;/tj5i t,,rj1(~.J-3 .fot.l’”) ~ri\1.J. 2002d ~ 8 ~ Buyback Opening Date Thursday, June11 , 2026 ÊæápæãÅà ÃæçÆáWÜÙÜ ±ÜÄàûæ, ±ÝÅÁãàXPÜ ÓÜíaÝÃÜ !..eri.:i,;otJl:!11:$:J! Buybac);;ClosingO..te Wednesday, JuneH.2026 1::1c’. .::i.~~od dr.i~:ijoc§ddn~ 111.s “’”””’ ...LastdateandtimeforreceiptolrequireddocumentsbytheRegistrar _ tothe Wednesday,June17.2026by5:00P.M. {IST) i!wl1.r.l m~~;!.:r.i;drili<Jrl a:le:i~ .!oli,.-1,Jrl-JJ QÇæãà ËáàoÃ… E¨Üª¨Ü ÖÜÙÜ© ÊÜÞWÜì¨Ü “:lt~l’I =~r’I ~:ltjf””~;;i.d ,=jf””~d .;:,~r.if\ ~ t.:3e~~~- ~rl•,.1w.irld ~d~~~rlde PÝÊÜáWÝÄ ±Üä|ìWæãívÜá ÊÜÐÜìWÜÙÜá PÜÙæ¨ÜÃÜã ~~~ ..iroo~ ..1.Jile&tldw ~6’t0.MJJ oJ~1c:k ~~~~.... r For detailedactivityschedule,pleasemfertopage4oftheletterof0ffer t:1r!;)JA1d;i.;j ~eJJr!~ ... tJW;le.u ilJ;)!;j:!~w.l~eJc,-l ÊæápæãÅà ÃæçÆáWÜÙÜá ±ÜäÃæçPæ BWÜ¨ÜªÄí¨Ü !f.ldl>tJ(r ~:1,J~tJ”(01/W~:lllO!kwilw.xi<_,ill!’<l Category of Eligible Share~lders Ratiool8uyback (I.e. Buyback Entitlement}’ .!.<>r,C ~ill,l;i”,, ~:I.Jt!tJ”) ~ tJil! ÊÜááí©®Ü ©®ÜWÜÙÜÈÉ C®æã°í¨Üá ÃæçÆá Óæp… ÓÜÖÜ ~~~ dn. M ,24,235.48 {<!l~i!J,1<:.>J• tit! lll~mw, x;;,.:)dd .’.Ida.I fir.Jd 00 th BWÜËáÓÜáÊÜ ¯ÄàûæÀá¨æ. ÓÜíaÝÃÜ ¨ÜorOæ ¯¿áíñÜÅ|, ¹GíBÃ…ÔGÇ… ËÃÜá¨Üœ AÓÜÊÜÞ«Ý®Ü ÖæãÃÜ ;::lln.:tl..idJ ~l’k>;:tl_ow tljlrklJ ~)02.03.2026 ;jrjf\;j ~~~ :~edra:;:::!::: ~ :~~: ~::::::::::;::i:~~:~on::=~~ ±ÜÄÓÜÃÜ ÓÜíÃÜûÜOæ ÖÝWÜã ®ÜWÜÃÜ ÓÝÄWæ ÊÜÂÊÜÓæ§¿á ÖÝQ¨ÜªÃÜá. Pæã®æWæ 2025ÃÜ BWÜÓr… 10ÃÜí¨Üá ‘ForfurtherinformationonRalioofBuyt,ad<asper theBuybackEntitlementlleachCategory.pleasereferpara20.5onpage48ofthe ocid~c’.loJ14,r’l~J1 ÓÜá«ÝÃÜOæWæ ÊÜáÖÜñÜÌ¨Ü PæãvÜáWæ ¯àvÜÈÃÜáÊÜ ¯àÈ Letterofotfef.EligibleShareholdersranalsochecktheirentitlementonthewebsiteoftheRegistrartotheBuybackbylollowing the PæÆÊÜâ ÃæçÆáWÜÙæãí©Wæ ÖÜÙÜ© ÊÜÞWÜì ÇæãàPÝ stepsgivenbelow; imr!Fd ~mo ee~ ¢:r.iFM<’,‘J ~ W•~rlv.3⁄4~.:lJo(W.l ~~~;;;.~n.dd~” 1)Clickoo https;ulmsmic.ldintem.CQIMaMsnwbuybacJmllerv2.aspx ~;:ln::@rlOli e:ftl~w.i~CE ;,;;l~d ~ ~ o.il ~ ol’l3d =l--~ol” (8) ~r!<1”~rt1d ÊÝX¨Üáª, ÆWæàh… PÝÂÄ¿áÃ… CÃÜáÊÜ ÃæçÆá 2) Select the name of the Company- Wipro limited- Buyback 2026’ ¸æíWÜÙÜãÃÜá ÊæápæãÅà ÃæçÆá ¯WÜÊÜá PÜÅÊÜá PæçWæãÙÜÛ¸æàPÜá BWÜËáÔ¨æ, ÊÜÞWÜì¨Ü PæÆÓÜWÜÙÜá BWÜ¸æàQ¨æ. 3)Selectholding type.·PhysicalorNSDLorCDSL’ Gí¨Üá ®ÝWÜÄPÜÃÜá BWÜÅ×Ô¨ªÝÃæ. “;;;.cru ~\ iJ’ 1</:”’ ..iod.J ~1i.>.1” ~.r~,ru.oq. 1169 iKYJ ut,, 4)Basedontheoptionselectedabove,enter)‘Oll”‘DPID CLID’ or’FolioNumber’ ~ .~ t:>cte.ffajdred,!-,OW !iidi iiJo! r oo’ ,lj _llJil.._oar’l.~1-;I~ 5)A table ‘Ml be displayed setting oot1he Folio. Name and Action. Clicton ·view tab uoder1heAciion column 6) The entitleme!ltv.il be provided in 1he p<e.filled “FORM OF ACCEPTANCE.CUMACKNOWLEOGEMENT ~ll’o.JJid aj~ ~ ~d 31~~- ~~ ~MM”~~ n’~ ¸æíWÜÙÜãÃÜá: ¸æíWÜÙÜãÃÜá WÝ¿á®Ü ÓÜÊÜÞg ÓÜíÓæ§ ÊÜ£Àáí¨Ü gã.9 00l ,&ot\,j~r1’Joil.._~ ~ !..,’°’~~~312tict:J OO ln raseyou havenotreceived theletlefofOffefandTenderForm, thesame isalsoavailableon thewebsiteoltheCompany, the Registrar to theBuybad(.theStockExchangesandtheMam1gef totheBuybackath!lps·IJwwwwiprocom/inye:s1ors!b\lY·back/ u.D!,]“t’.J =- <b<’>.l~ ~¥~ ~t,,rj1~ ~ .. ~~- 121/5-1. hltps/J\arisma.kfintect,.com.~ .~andwww.infl..&Qm,respedively ÓÜÊÜÞg¨ÜÈÉ ÓÜíhæ 5 Äí¨Ü 8.30 ÊÜÃæWæ ¿ááÊÜ ÓÜíXàñæãàñÜÕÊÜ 17.17 / “ .~oiladi °‘ilJ, “‘1c:la5t al..rm,,.;,, !Jorw’JKil, ~~O.ldgr. 3<>Wj_ll.J. Capitalised terms used in this Advertisement and oot defined herein shall have the same meaniogas ascribed in the Letter of Offer 14ÃÜÊÜÃæWæ ¿ááÊÜ li.:®~m 1::1oir.i~e:;,;;1~T’lci. -G“I ;dOi’l~~ rl1;Mo:tio,..,~m ~-560078, 0~ f””~ciq;~ ForWIPROLIMITED ,_ rlu...:iddJJi<‘rl 20,000 OJ. ?..J~~ a:wrtr.i ~c...id{ Sd/-:. ;::;s~ @~a ~o.::i;,;;1c:r.i~m. ~.s~s ero$!w.li“l~ci .::iodJ e.i..<>il: 05.06.2026 ~•... rs.,6l>tJ(r~:I.Jt!tJ” Place: Bengaluru MSanaullaKhan ::;: ÓÜíXàñæãàñÜÕÊÜ :rl..,.., i.,onw,,u.., (e!l’\,l ~ll!<>liCUT.lw.xi<,., a:‘11.tort<t~13’,,~:I.Jt!W) ~oteQ/!., m.WO.tl’of ..:i.~mi:::i ;;i~~Nc:dJii~ir:k~d. Date:June9, 2026 CompanySecretary 2